Exhibit 10.1

TENTH AMENDMENT TO 5% UNSecured Promissory Note

This TENTH AMENDMENT TO 5% UNSecured Promissory Note (this “Agreement”) is entered into effective as of January 14, 2026 (the “Amendment Effective Date”), among NEXT BRIDGE HYDROCARBONS, INC. (f/k/a Oilco Holdings, Inc.), a Nevada corporation (the “Borrower”), and Gregory McCabe, an individual with an address at 500 West Texas Ave., Suite 890, Midland, Texas 79701 (the “Lender”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Agreement shall have the meanings specified in the Note (as defined below).

RECITALS

WHEREAS, the Borrower issued that certain 5% Unsecured Promissory Note, dated December 21, 2022, to Lender (as amended by the First Amendment (as defined below) and the Second Amendment (defined below) and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, the Borrower and the Lender previously entered into that certain First Amendment to 5% Unsecured Promissory Note, effective as of June 16, 2023 (the “First Amendment”) to extend the Maturity Date;

WHEREAS, the Borrower and the Lender previously entered into that certain Second Amendment to 5% Unsecured Promissory Note, effective as of October 1, 2023 (the “Second Amendment”) to extend the Maturity Date;

WHEREAS, the Borrower and the Lender previously entered into that certain Third Amendment to 5% Unsecured Promissory Note, effective as of December 31, 2023 (the “Third Amendment”) to extend the Maturity Date;

WHEREAS, the Borrower and the Lender previously entered into that certain Fourth Amendment to 5% Unsecured Promissory Note, effective as of March 31, 2024 (the “Fourth Amendment”) to extend the Maturity Date;

WHEREAS, the Borrower and the Lender previously entered into that certain Fifth Amendment to 5% Unsecured Promissory Note, effective as of June 30, 2024 (the “Fifth Amendment”) to extend the Maturity Date;

WHEREAS, the Borrower and the Lender previously entered into that certain Sixth Amendment to 5% Unsecured Promissory Note, effective as of September 30, 2024 (the “Sixth Amendment”) to extend the Maturity Date;

WHEREAS, the Borrower and the Lender previously entered into that certain Seventh Amendment to 5% Unsecured Promissory Note, effective as of December 31, 2024 (the “Seventh Amendment”) to extend the Maturity Date;

WHEREAS, the Borrower and the Lender previously entered into that certain Eighth Amendment to 5% Unsecured Promissory Note, effective as of March 31, 2025 (the “Eighth Amendment”) to extend the Maturity Date;

WHEREAS, the Borrower and the Lender previously entered into that certain Ninth Amendment to 5% Unsecured Promissory Note, effective as of June 30, 2025 (the “Nineth Amendment”) to automatically extend the Maturity Date on a quarterly basis to the extent any amounts remain outstanding; and

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WHEREAS, the Lender previously disbursed an Advance under the Note in excess of the aggregate principal amount available under the Note and the Borrower and Lender hereby desire to ratify the new amount under the Loan in accordance with the terms set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower and Lender hereby agree as follows:

SECTION 1. Amendment to the Note. Subject to the satisfaction of each condition precedent set forth in Section 2, and in reliance on the representations, warranties, covenants and agreements contained in this Agreement, the Note shall be amended effective as of the Amendment Effective Date as follows:

1.1       Section 1 of the Note is hereby amended by amending and restating the definition of “Loan” as follows:

“Loan” means the aggregate of all Advances (if any) made to the Company under the terms of this Note in an aggregate principal amount not to exceed $25,000,000.00 at any time

Section 2.        Conditions Precedent. The amendments contained in Section 1 shall only be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1        Execution and Delivery. The Borrower and Lender shall have duly executed and delivered this Agreement.

2.2        No Event of Default. After giving effect to this Agreement, no Event of Default shall exist under the Note.

2.3       Representations and Warranties. After giving effect to this Agreement, the representations and warranties of the Borrower contained in this Agreement and the Note (as amended hereby) shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects) on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects) as of such specified earlier date.

SECTION 3. Representations and Warranties of the BorrowerSection 3.. To induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender as follows:

3.1.       Reaffirmation of Representations and Warranties under the Note. After giving effect to this Agreement, each representation and warranty of the Borrower contained in the Note is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

3.2       Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower of this Agreement, the Note (as amended hereby) (a) are within the Borrower’s powers, (b) have been duly authorized by all necessary action, (c) require no action by or in respect of, or filing with, any Governmental Authority, (d) do not violate any applicable laws or regulations relating to the Borrower, in any material respect or (e) do not violate or constitute a default under any indenture, agreement for borrowed money or similar instrument or any other material agreement binding upon the Borrower or any of its subsidiaries.

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 3.3       Enforceability. This Agreement and the Note (as amended hereby) constitute the valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general application.

Section 4.        Miscellaneous.

4.1       Reaffirmation of the Note. Any and all of the terms and provisions of the Note shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower under the Note.

4.3        Parties in Interest. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.4         Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf'” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the Note constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

4.5        No Modification. Except as expressly modified by this Agreement, the Note is and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lender or any of the other parties hereto, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreement contained in the Note which are not by the terms of this Amendment being amended, or alter, modify or amend or in any way affect any of the Note.

4.6        Headings. The headings, captions and arrangements used in this Agreement are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Agreement, nor affect the meaning thereof.

4.7        Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8         Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT-OF-LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF TEXAS. In any action between or among any of the parties, whether rising out of this Note or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and/or state courts located in Collin County, Texas.

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 4.9         Reference to and Effect on the Note.

4.9.1          Each reference in the Note to “this Note,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Note, or other agreements, documents or other instruments executed and delivered pursuant to the Note, to the “Note”, shall mean and be a reference to the Note as amended and otherwise modified by this Agreement.

4.9.2          The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lender under the Note, nor constitute a waiver of any provision of any of the Note.

4.10       Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf'” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

4.11       Complete Agreement. THIS AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature pages follow.]

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       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers to be effective as of the Amendment Effective Date.

BORROWER:

NEXT BRIDGE HYDROCARBONS, INC.

By:	/s/ Roger Wurtele
Name: Roger Wurtele
Title: Chief Financial Officer

LENDER:

/s/ Gregory McCabe
Name: Gregory McCabe

[Signature Page to Tenth Amendment to 5% Unsecured Promissory Note]